SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported) July 9, 2002

                             THE CREDIT STORE, INC.

          DELAWARE                       000-28709                87-0296990
(State or Other Jurisdiction of     Commission file number     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


            3401 NORTH LOUISE AVENUE
            SIOUX FALLS, SOUTH DAKOTA                           57107
     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (800) 240-1855
                                                           ----------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On July 9, 2002, the Company issued the press release filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated July 9, 2002


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                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 9, 2002

                                               THE CREDIT STORE, INC.


                                               By /s/ Michael Philippe
                                                  ------------------------------
                                               Name: Michael Philippe
                                                  ------------------------------
                                               Title: Chief Financial Officer
                                                  ------------------------------



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                                  EXHIBIT INDEX


Exhibit         Description                               Method of Filing
-------         -----------                               ----------------

99.1            Press Release dated July 9, 2002          Filed Electronically